                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Billserv, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael R. Long, Chief Executive Officer, and Terri A. Hunter, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ Michael R. Long
                                            -------------------------------
                                            Michael R. Long
                                            Chief Executive Officer


                                        By: /s/ Terri A. Hunter
                                            -------------------------------
                                            Terri A. Hunter
                                            Chief Financial Officer


Date: August 14, 2002





                                       16